Exhibit 32.2

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350, Chapter 63 of Title 18, United States Code), I, Stephen Shamrock, vice president and corporate controller, interim chief financial officer of Nordson Corporation, an Ohio corporation (the “Company”), do hereby certify that, to the best of my knowledge:
1.The Quarterly Report on Form 10-Q for the quarter ended January 31, 2024 of the Company (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 22, 2024	/s/ Stephen Shamrock
Stephen Shamrock
Vice President and Corporate Controller, Interim Chief Financial Officer